FORM OF PLACEMENT UNIT PURCHASE AGREEMENT

THIS PLACEMENT UNIT PURCHASE AGREEMENT, dated as of [________], 2012 (as it may from time to time be amended and including all exhibits referenced herein, this “Agreement”), is entered into by and between [________], a [________] (each a “Founder” and collectively, the “Founders”) and Aquasition Corp. (the “Company”).

WHEREAS, the Company intends to consummate a public offering (the “Public Offering”) of the Company’s units, (the “Units”), which consist of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and one warrant to purchase one share of the Company’s Common Stock (the “Warrants”) at an exercise price of $11.50 per Share commencing on the later of: (i) one year from the date of the closing of the Public Offering and (ii) the consummation of an acquisition of an operating business through a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar acquisition transaction (an “Acquisition Transaction”); and

WHEREAS, the Company intends to sell and the Founders have agreed to purchase an aggregate of [________] units (the “Placement Units” and together with the underlying Common Stock and Warrants (the “Placement Warrants”) and the Common Stock issuable upon exercise of the Placement Warrants, the “Securities”), which are identical to the Units except that the Placement Warrants may be exercised on a cashless basis under certain circumstances and the Securities subject to certain transfer restrictions, in a private placement the immediately prior to the consummation of the Public Offering.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1. Authorization, Purchase and Sale; Terms of the Placement Units.

A.           Authorization of the Placement Units and Other Securities. The Company has duly authorized the issuance and sale of the Placement Units and the other Securities to the Founders.

B.           Purchase and Sale of the Placement Units. At least one business day prior to the effectiveness of the registration statement relating to the Public Offering, the Founders shall deliver the Purchase Price (as defined below) by certified bank check or wire transfer of immediately available funds denominated in United States Dollars either: (i) to Loeb & Loeb (US) LLP, which is hereby irrevocably authorized to deposit such funds at least one business day prior to the closing of the Public Offering to the trust account which will be established for the benefit of the Company’s public shareholders, managed pursuant to that certain Investment Management Trust Agreement to be entered into by and between the Company and American Stock Transfer & Trust Company and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”) or (ii) directly into the Trust Account. If the Public Offering is not consummated, the Purchase Price shall be returned to the Founders as soon as practicable by certified bank check or wire transfer of immediately available funds denominated in United States Dollars. Immediately prior to the consummation of the Public Offering (the “Closing Date”), the Company shall issue and sell to the Founders, and the Founders shall purchase from the Company, the Placement Units at a price of $[___] per Placement Unit for an aggregate purchase price of $[________] (the “Purchase Price”). On the Closing Date, upon receipt by the Trust Account of the Purchase Price, the Company shall deliver a certificate evidencing the Placement Units duly registered in the Founder’s name to the escrow agent under that certain Securities Escrow Agreement to be entered into among the Company, American Stock Transfer & Trust Company, the Founders and the other holders to securities of the Company outstanding prior to the consummation of the Public Offering.

C.           Terms of the Placement Units.

(i)          Each Placement Unit shall consist of one share of Common Stock and one Placement Warrant.

(ii)         Each Placement Warrant shall have the terms set forth in a Warrant Agreement to be entered into by the Company and a warrant agent, in connection with the Public Offering (a “Warrant Agreement”).

(iii)        At the time of the closing of the Public Offering, the Company and the Founders shall enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant certain registration rights to the Founders relating to the Securities.

Section 2. Representations and Warranties of the Company.

As a material inducement to the Founders to enter into this Agreement and purchase the Placement Units, the Company hereby represents and warrants to the Founders (which representations and warranties shall survive the Closing Date) that:

A.           Organization and Corporate Power. The Company is a limited life exempted company duly organized and validly existing under the laws of the Marshall Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B.           Authorization; No Breach.

(i)          The execution, delivery and performance of this Agreement and the Placement Units and the other Securities have been duly authorized by the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement, the Placement Units and the other Securities will constitute valid and binding obligations of the Company, enforceable in accordance with their terms.

(ii)         Neither the execution and delivery of this Agreement and the Placement Units and the other Securities by the Company, nor the consummation or performance by the Company of any of transactions contemplated hereby, will: (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any law, order, contract or permit to which the Company is a party or by which it is bound or any of its assets are subject, or any provision of the Company’s organizational documents as in effect on the Closing Date, (b) result in the imposition of any lien, claim or encumbrance upon any assets owned by the Company; (c) require any Consent under any contract or organizational document to which the Company is a party or by which it is bound; or (d) require any Permit under any law or order other than (i) required filings, if any, with the U.S. Securities and Exchange Commission and (ii) notifications or other filings with state or federal regulatory agencies after the Closing Date that are necessary or convenient and do not require approval of the agency as a condition to the validity of the transactions contemplated hereunder; or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any of the Placement Units and the other Securities.

C.           Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Shares and Placement Warrants included in the Placement Units, and the Shares issuable upon exercise of the Placement Warrants will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Founders will have good title to the Placement Units, the other Securities and the Shares issuable upon exercise of the Placement Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, (iii) transfer restrictions under that certain Insider Letter to be entered into prior to the date of the preliminary prospectus related to the Public Offering between the Founders and the Company pursuant to which the Placement Units and the other Securities shall not be transferable, saleable or assignable until thirty days following the consummation of an Acquisition Transaction, subject to certain limited exceptions, and (iv) liens, claims or encumbrances imposed due to the actions of the Founders.

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D.           Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

Section 3. Representations and Warranties of the Founders.

As a material inducement to the Company to enter into this Agreement and issue and sell the Placement Units to the Founders, each Founder hereby represents and warrants to the Company (which representations and warranties shall survive the Closing Date) that:

A.           Organization and Requisite Authority. [For Entities: the Founder is a [________] duly organized, validly existing and in good standing under the laws of the [________].] The Founder possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B.           Authorization; No Breach.

(i)          This Agreement constitutes a valid and binding obligation of the Founder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii)         The execution and delivery by the Founder of this Agreement and the fulfillment of and compliance with the terms hereof by the Founder does not and shall not as of the Closing Date conflict with or result in a breach of the terms, conditions or provisions of the organizational documents of the Founder or any other agreement, instrument, order, judgment or decree to which the Founder is subject.

C.           Investment Representations.

(i)          The Founder is acquiring the Securities for its own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii)         The Founder is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.

(iii)        The Founder understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Founder’s compliance with, the representations and warranties of the Founder set forth herein in order to determine the availability of such exemptions and the eligibility of the Founder to acquire such Securities.

(iv)        The Founder did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).

(v)         The Founder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Founder. The Founder has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Founder understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

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(vi)        The Founder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Founder nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii)       The Founder understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Founder understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after an Acquisition Transaction, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act.

(viii)      The Founder has such knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Founder has adequate means of providing for it or his/her current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Founder can afford a complete loss of its or his investment in the Securities.

Section 4. Conditions of the Founders’ Obligations.

The obligation of the Founders to purchase and pay for the Placement Units is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A.           Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of the Closing Date as though then made.

B.           Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

C.           No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

D.           Warrant Agreement. The Company shall have entered into the Warrant Agreement described in the registration statement relating to the Public Offering.

Section 5. Conditions of the Company’s Obligations.

The obligations of the Company to the Founders under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

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A.           Representations and Warranties. The representations and warranties of the Founders contained in Section 3 shall be true and correct at and as of the Closing Date as though then made.

B.           Performance. The Founders shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Founders on or before the Closing Date.

C.           No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

D.           Warrant Agreement. The Company shall have entered into the Warrant Agreement described in the registration statement relating to the Public Offering.

Section 6. Termination.

This Agreement may be terminated at any time after December 31, 2012 upon the election by either the Company and the Founders upon written notice to the other party if the closing of the Public Offering does not occur prior to such date.

Section 7. Survival of Representations and Warranties.

All of the representations and warranties contained herein shall survive the Closing Date.

Section 8. Definitions.

Terms used but not otherwise defined in this Agreement shall have the meaning assigned to such terms in the Registration Statement.

Section 9. Miscellaneous.

A.           Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement, other than assignments by the Founders to affiliates thereof.

B.           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C.           Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D.           Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E.           Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York.

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F.           Amendments. This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

COMPANY:

AQUASITION CORP.

By:
Name:
Title:

FOUNDERS:

[________]

By:

By:

Placement Unit Purchase Agreement Signature Page

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